Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

With reference to the Quarterly Report on Form 10-Q of AEye, Inc. (the “Company”) for the fiscal quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report), the undersigned, Matthew Fisch, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date: August 9, 2023
By: /s/ Matthew Fisch
Matthew Fisch
Chief Executive Officer
(Principal Executive Officer)

With reference to the Quarterly Report on Form 10-Q of AEye, Inc. (the “Company”) for the fiscal quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report), the undersigned, Conor Tierney, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date: August 9, 2023
By: /s/ Conor Tierney
Conor Tierney
Chief Financial Officer
(Principal Financial Officer)

This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of AEye, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.